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                                                                   EXHIBIT 24.3

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, each of the undersigned, directors and/or officers of Echo Bay Mines Ltd. (the "Company"), hereby constitutes and appoints ROBERT L. LECLERC and MICHAEL GLUCKMAN and DAVID A. SPENCER and RONALD
R. LEVINE, II or any one of them, his true and lawful attorney or attorneys and agent or agents to do any and all acts and to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Company or otherwise) any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Company and each of the undersigned to comply with the United States Securities Act of 1933, as amended, (the "1933 Act") and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the shelf registration under the 1933 Act of debt and equities of the Company including specifically, but without limiting the generality of the foregoing, power and authority to execute the respective names of the undersigned directors and/or officers as indicated below (whether on behalf of the Company or as a director and/or officer of the Company or by attesting the seal of the Company or otherwise) to a registration statement on Form S-3 or any other appropriate form covering the securities, and any supplement or amendment thereto (including post-effective amendment) and any amendment to any such amendment, as well as any subsequent registration statement filed pursuant to Rule 462(b) under the 1933 Act, and each of the undersigned does hereby ratify and confirm all that such attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 17th day of March, 1997.



/s/ John N. Abell
---------------------------                -----------------------------
John N. Abell, Director                    Latham C. Burns, Director



---------------------------                -----------------------------
Pierre Choquette, Director                 John Gilray Christy, Director



---------------------------                -----------------------------
Peter Clarke, Director                     Carlos A. Ferrer, Director


/s/ Richard C. Kraus                       /s/ Robert L. Leclerc
---------------------------                -----------------------------
Richard C. Kraus, President                Robert L. Leclerc, Q.C.,
  and Chief Executive                        Chairman and Director
  Officer and Director



---------------------------                -----------------------------
John F. McOuat, Director                   Monica E. Sloan, Director


/s/ R. Geoffrey P. Styles
---------------------------
R. Geoffrey P. Styles, Director


/s/ Peter H. Cheesbrough                   /s/ Gerald A. Tywoniuk
---------------------------                -----------------------------
Peter H. Cheesbrough, Senior               Gerald A. Tywoniuk, Vice-President,
  Vice-President, Finance                    Controller and Principal Accounting
  and Chief Financial Officer                Officer